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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported): August 23, 2007

                          ONE VOICE TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


             Nevada                  000-27589              95-4714338
----------------------------------  ------------  ------------------------------
 (State or Other Jurisdiction of    (Commission            (IRS Employer
  Incorporation or Organization)    File Number)        Identification No.)


              4250 Executive Square, Suite 770, La Jolla, CA 92307
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SETTLEMENT AGREEMENT

      On August 23, 2007, One Voice Technologies, Inc. (the "Company") entered into a Settlement Agreement and Mutual Release with La Jolla Cove Investors, Inc. ("LJCI") pursuant to which we agreed with LJCI to forever settle, resolve and dispose of all claims, demands and causes of action asserted, existing or claimed to exist between the parties because of or in any way related to a legal proceeding in the San Diego County Superior Court (the "Court") entitled La Jolla Cove Investors, Inc. vs. One Voice Technologies, Inc., Case No. GIC850038 (the "Action"). LJCI received a judgment in its favor against the Company in connection with the Action whereby the Company owes LJCI an amount equal to $408,594.48 (the "Owed Amount"). Under the Settlement Agreement, the parties reached a final resolution with respect to such Owed Amount whereby (i) LJCI shall receive $200,000 within 15 days of the date of the Agreement and (ii) the difference between the Owed Amount and $200,000 shall be payable at a later date (the "Remaining Owed Amount"). The payment of the Remaining Owed Amount shall be made to LJCI in the following manner:

      o Concurrently with the execution of the Agreement, the Company shall transfer to an independent escrow agent, on behalf of LJCI, all right, title and interest to 30,000,000 shares of Common Stock of the Company (the "Escrow Shares"), issued in 30 increments of 1,000,000 shares. On the one year anniversary of the Agreement, 1,000,000 Escrow Shares shall be released to LJCI whereby LJCI shall be able to sell such shares in open market transactions provided such sales do not exceed more than 14% of the corresponding daily volume of such shares on the trading market on which the Company's securities are sold. LJCI shall continue to receive the Escrow Shares, provided they satisfy the volume limitation set forth above and LJCI's ownership of the Company's common stock does not exceed 4.99% of the Company's then issued and outstanding shares of common stock, until the Remaining Owed Amount is satisfied;

      o Upon notice from LJCI that the Remaining Owed Amount has been satisfied by the sale of the Escrow Shares either (i) Alpha Capital Ansalt ("Alpha") shall have the ability within 15 business days to purchase any remaining Escrow Shares at a 20% discount to the current market price of the shares or (ii) if Alpha does not exercise its right to purchase the shares, the Company shall have the ability to redeem the remaining Escrow Shares within 5 business days.

      o At anytime while the Remaining Owed Amount is outstanding, the Company or Alpha may pay in cash to LJCI an amount equal to the Remaining Owed Amount and either (i) Alpha shall have the ability within 15 business days to purchase any remaining Escrow Shares at a 20% discount to the current market price of the shares or (ii) if Alpha does not exercise its right to purchase the shares, the Company shall have the ability to redeem the remaining Escrow Shares within 5 business days.

      LJCI has contractually agreed to restrict their ability to exercise the Escrow Shares such that the number of shares of the Company common stock held by it does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      Upon receipt of the Owed Amount, LJCI will file a Satisfaction of Judgment in the appropriate court and grant the Company a release from any and all actions related to the Action.

SEPTEMBER 7 FINANCING

      On September 7, 2007, the Company entered into a subscription agreement (the "Agreement") with accredited investors and/or qualified institutional investors (the "Investors") pursuant to which the investors subscribed to purchase an aggregate principal amount of $420,000 in convertible promissory notes for an aggregate purchase price of $210,000. The Company also issued 10,000,000 Class A common stock purchase warrants to the Investors. The Class A warrants are exercisable until four years from the closing date at an exercise price of $0.02 per share. The exercise price of the Class A warrants will be adjusted in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets. The proceeds of the offering were used to make payment under the Settlement Agreement described above.


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      The secured convertible notes mature 1 year after the date of issuance.
Each investor shall have the right to convert the secured convertible notes after the date of issuance and at any time, until paid in full, at the election of the investor into fully paid and nonassessable shares of our common stock. The conversion price per share shall be the lower of (i) $0.015 or (ii) 80% of the average of the three lowest closing bid prices for our common stock for the 30 trading days prior to, but not including, the conversion date as reported by Bloomberg, L.P. on any principal market or exchange where our common stock is listed or traded. The conversion price is adjustable in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the conversion price of the secured convertible notes will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

      The full principal amount of the Notes is due upon default under the terms of Notes.

      Each of the Purchasers have contractually agreed to restrict their ability to exercise the Warrants and convert the Notes such that the number of shares of the Company common stock held by each of them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      We are obligated to file a registration statement registering the shares of our common stock issuable upon conversion of the secured promissory notes and exercise of the Class A warrants no later than 270 days after the closing date and cause it to be effective on or prior to 330 days after the closing date. If we do not meet the aforementioned filing and effectiveness deadlines, we shall pay to each investor an amount equal to 1% for the first 30 days or part thereof of the pendency of such non-registration event and 2% for each 30 days or part thereof thereafter, of the purchase price of the secured convertible notes remaining unconverted and purchase price of the shares of our common stock issued upon conversion of the notes.

      As of the date hereof, the Company is obligated on $420,000 face amount of Notes issued to the Investors. The Notes are a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

      The securities were offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 "September 7, 2007 Financing".

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 "September 7, 2007 Financing".

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------

4.1             Form of Convertible Note

4.2             Form of Warrant

99.1            Form of Subscription Agreement

99.2 Settlement Agreement, dated August 23, 2007, by and between La Jolla Cove Investors, Inc. and One Voice Technologies, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ONE VOICE TECHNOLOGIES, INC.

Date: September 17, 2007                        By: /s/ Dean Weber
                                                    ----------------------------
                                                Name: Dean Weber
                                                Title: Chief Executive Officer


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